UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21985

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340 Raleigh, North Carolina			27615
(Address of principal executive offices)			(Zip code)

David B. Perkins 6601 Six Forks Road, Suite 340 Raleigh, North Carolina 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(919) 846-2324

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

MARCH 31, 2017

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

ANNUAL REVIEW^

For the fiscal year ended March 31, 2017, on a net basis, the Core Alternatives Institutional Fund, L.P. returned 5.26%, the Core Alternatives Fund, L.P. returned 4.92%, the Core Alternatives TEI Fund, L.P. returned 4.88%, and the Core Alternatives TEI Institutional Fund, L.P. returned 5.28%. Each Fund invests substantially all of its assets, directly or indirectly, in Hatteras Master Fund, L.P. (the "Master Fund"). Returns of the Funds will differ since the Funds have different expenses. Fund performance trailed its benchmark, the HFRX Global Hedge Index, which was up 6.19% for the period.

Within the Core Alternatives Institutional Fund, Hedged Investments drove performance for the year, with gains of +5.82%,

while Private Investments gained +1.49%. The Hedged Investment portfolio's gains were driven by Opportunistic Equity (long/short equity) funds. Absolute Return, Enhanced Fixed Income (long/short credit), and Tactical Trading (global macro) were each modest contributors for the period. Within Private Investments, gains were driven by Energy and Natural Resources as well as Debt funds.

At the end of the fiscal year, Private Investment exposure was 64% and Hedged Investments comprised 33% of the Fund. We anticipate the pace of distributions in the Private Investment portfolio will accelerate over the coming years and will be a key driver of performance in 2017.

Private Investments†

Private Investments returned +1.49% for the period. Gains largely came from the Energy and Natural Resources allocation within the portfolio. Debt was the second largest contributor, while the Fund's Private Equity categories, including Growth, Buyout and Venture, were areas that detracted from performance during the period.

Energy and Natural Resources posted strong performance during the fiscal year. Greater stability in commodity prices during 2016 allowed for markups of high performing assets and an improved environment for exit opportunities. This was evidenced by one portfolio's underlying investments in a surface wellhead manufacturer being marked up nearly 75% during the fourth quarter of 2016. Additionally, another fund sold an exploration investment and realized an attractive gain during the period. We continue to feel that the Energy and Natural Resources portfolio could be a key driver of returns in the coming quarters should stability in oil prices persist into 2017.

Debt also posted positive performance during the fiscal year. Improvements in high yield markets, especially in lower rated credits, created a strong tailwind for the strategy in 2016. Energy stabilization was also an important factor in the debt portfolio as many energy credits began to see significant improvement in marks in the second and third quarters of 2016.

Growth was the largest detractor during the period. Two areas that negatively affected performance were health care and internationally exposed funds. One example within health care was a medical device company focused on robotic equipment which was written down sharply in the first half of 2016. Detractors outside the U.S. included an Indian e-commerce investment which was marked down following a decline in growth and rise in competition.

Liquidity throughout the portfolio continued to be accretive to performance due to gains from investment exits. The Fund received approximately $64 million in net distributions during the 12-month period. We anticipate an acceleration in distributions which will be a key driver of Private Investment performance over the next several years.

Hedged Investments†

Hedged Investments returned +5.8% for the period. The vast majority of gains were generated by Opportunistic Equity, which remains the largest allocation within the Hedged Investment portfolio. The remaining gains were spread across the Absolute Return, Enhanced Fixed Income, and Tactical Trading segments of the portfolio.

Opportunistic Equity (long/short equity) gained +6.3% for the trailing 12-months. A rising equity environment combined with positive security selection which led to solid gains for a number of underlying funds. Information Technology focused managers were among the top contributors for the period with much of the gains occurring in the first quarter of 2017 driven by e-commerce, software, and social networking positions. Funds with exposure to select emerging markets were also strong contributors, as managers specializing in South America, China, and India were additive to performance. An area that produced mixed performance was global long/short equity, which included both the largest contributor and largest detractor for the period.

Enhanced Fixed Income (long/short credit) contributed for the period, returning +3.4%. Credit investments benefited from spread tightening during the period which was most pronounced in lower grade credits.

The Absolute Return strategy was positive for the year, returning +4.3%. Our multi-strategy manager continues to be a cornerstone for the strategy, and produced steady gains in fixed income trading and several other sub-strategies.

Tactical Trading was the smallest Hedged Investments allocation, yet it outperformed for the period with a +14.7% return. The strategy's positive performance was largely generated during the fourth quarter of 2016 when our discretionary global macro manager initiated short Asian currency trades which generated outsized gains in the final eight weeks of 2016. However, the same manager did give back a portion of those gains as Asian currencies rallied during the first quarter of 2017.

1

FUND OUTLOOK

As we look ahead to the second quarter of 2017, many macro risks remain prevalent; ramifications of Fed tightening and shifting global central bank policies, the ability of the new administration in the U.S. to follow through on pro-business pledges, moderately rich valuations in equities alongside historically tight levels in credit spreads, and rising geopolitical tensions in the middle east and North Korea. We believe current positioning in the Fund, diversified across private and hedged investment strategies, offers investors immediate access to a mature, evergreen private investments program for growth and a multi-manager hedge fund portfolio for volatility management.

We believe Fund's Private Investments remain attractive, with a mature portfolio poised to drive potential returns. We believe there are two key elements that could positively contribute to returns for the remainder of 2017 and beyond: increasing distributions* and energy stabilization. We anticipate distributions from exits to accelerate over the coming years and expect this to be a central driver of returns for the Fund. Energy and Natural Resources remains a sizable allocation in the portfolio and one that showed signs of recovery in the first quarter of 2017. A continuation of commodity price stabilization would be a crucial factor for many of the underlying portfolio companies and for the strategy in the coming quarters.

Within Hedged Investments, Opportunistic Equity will remain the largest allocation within the portfolio in the near term and will be highly diversified by sector and geography. We have begun to take measures to reduce the overweight exposure to Asian equites, and in the coming quarters we will look to make additional changes within the Hedged Investment portfolio to further support the objective of providing diversification and volatility management.

During the first quarter of 2017, the Board of Directors terminated the sub-advisory relationship with Morgan Creek Capital Management and approved Portfolio Advisors as sub-advisor to the Fund, subject to approval by Fund shareholders. While Morgan Creek was a valued partner of the firm for many years, we believe that a change in sub-advisor is a necessary step to improve the Fund's performance and to fulfill our commitment to investors.

The Fund will receive increasing distributions over the next few years and we believe that by incorporating the purchase of secondary interests in private equity, private credit, and private real estate funds as a key component to the Fund's portfolio composition, the Fund will be able to maintain a diversified evergreen private investment program while minimizing the j-curve effect within the portfolio. To achieve this goal, we determined that it would be necessary to partner with an investment team who possessed demonstrated experience, depth, and industry relationships. Additionally, Hatteras believes the Fund will benefit from more prudent and strategic utilization of hedge fund strategies specifically designed to offer volatility dampening and liquidity management.

Portfolio Advisors' has a strong long-term performance track record and deep experience across a breadth of private investment strategies. We believe that they possess both the experience, and the necessary relationships, to utilize secondary funds successfully. Portfolio Advisors has over 50 investment professionals across private equity, private credit, private real estate, secondary and direct investment teams and manages over $26 billion across 30 different funds. We have confidence in their ability to help manage the portfolio moving forward. We are excited to embark on this new partnership and a shared commitment to improving the Core Alternatives Fund's investment processes and performance.

As always, we appreciate the continued confidence you have placed in the Hatteras Core Alternatives Fund. Thank you again, and if you have any questions, please do not hesitate to contact us.

The Hatteras Core Alternatives Funds Investment Team

^  Gross Returns: The Funds are part of a Master/Feeder fund complex. Partners are unable to invest directly in the Master Fund. The portfolio analysis figures shown offer historical performance for sub-strategies in the Master Fund as a composite of the actual underlying advisory funds. The portfolio analysis figures shown indicate how sub-strategies performed on a stand-alone basis. However, none of the sub-strategies shown above are offered as standalone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Hatteras Funds. The portfolio analysis figures are calculated at the Master Fund level and include investments in the portfolio that were brought into the Master Fund at the time of the conversion to the Master/Feeder structure. The portfolio analysis figures are net of the expenses of the underlying investment manager fees and expenses and fund of fund level fees and reflect reinvestment of all distributions, if applicable. However, the portfolio analysis figures do not reflect Hatteras Master Fund or Feeder Fund expenses, including placement fees, if applicable, fund administration fees, custody fees, fund accounting fees, etc., which would reduce the figures shown. Consequently, the information above was included for educational purposes only and should not be used to evaluate overall performance of the Hatteras Funds. Investors should refer to the performance data on hatterasfunds.com for the actual performance of the Funds.

†  The portfolio analysis figures offer historical performance for each individual strategy as a composite of the Hatteras Core Alternatives Institutional Fund, L.P. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Funds.

*  Distributions include cash distributions from private investment funds, secondary transactions and net transfers between investment strategies.

2

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2017	0.14%	0.02%	1.96%										2.13%
2016	-2.16%	-2.72%	-1.21%	-0.29%	-0.22%	-0.19%	1.58%	1.21%	0.47%	0.04%	-0.09%	0.16%	-3.44%
2015	0.08%	1.84%	-0.11%	0.53%	1.39%	-0.24%	1.87%	-1.25%	-1.59%	-1.46%	-0.11%	0.14%	1.02%
2014	0.60%	1.54%	-0.64%	-1.38%	1.39%	2.07%	0.16%	1.47%	0.34%	0.57%	0.67%	-0.94%	5.92%
2013	1.16%	-0.03%	0.54%	-0.39%	0.59%	-0.53%	0.94%	-0.50%	1.81%	1.88%	1.50%	2.94%	10.31%
2012	1.96%	0.89%	-0.18%	0.07%	-0.58%	0.01%	0.50%	0.74%	0.64%	-0.04%	0.08%	0.94%	5.10%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.13%	6.07%	1.66%
1-Year	4.92%	17.17%	6.19%
3-Year (annualized)	1.46%	10.37%	-0.42%
5-Year (annualized)	3.58%	13.30%	1.35%
10-Year (annualized)	1.22%	7.51%	-0.57%
Annualized Since Inception	2.52%	8.21%	0.70%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	34.81%	157.72%	8.76%
Standard Deviation[4]	5.84%	14.20%	5.71%
Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2017	0.13%	0.01%	1.96%										2.10%
2016	-2.17%	-2.73%	-1.28%	-0.31%	-0.22%	0.00%	1.57%	1.21%	0.48%	0.04%	-0.09%	0.17%	-3.55%
2015	0.08%	1.83%	-0.12%	0.52%	1.28%	0.29%	1.68%	-1.14%	-1.47%	-1.48%	-0.13%	0.12%	0.90%
2014	0.59%	1.52%	-0.65%	-1.40%	1.39%	2.06%	0.14%	1.48%	0.35%	0.57%	0.67%	-0.94%	5.89%
2013	1.15%	-0.04%	0.48%	-0.39%	0.59%	0.00%	0.92%	-0.52%	1.77%	1.85%	1.47%	2.92%	10.02%
2012	1.94%	0.88%	-0.20%	0.06%	-0.59%	0.00%	0.49%	0.73%	0.63%	-0.05%	0.08%	0.93%	4.99%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.10%	6.07%	1.66%
1-Year	4.88%	17.17%	6.19%
3-Year (annualized)	1.37%	10.37%	-0.42%
5-Year (annualized)	3.45%	13.30%	1.35%
10-Year (annualized)	1.09%	7.51%	-0.57%
Annualized Since Inception	2.37%	8.21%	0.70%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	32.52%	157.72%	8.76%
Standard Deviation[4]	5.83%	14.20%	5.71%
Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.42% and 6.91%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.49% and 6.98%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.49%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5. The peak to trough decline of an investment.

6. Number of months of a peak to trough decline of an investment.

3

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2017	0.14%	0.04%	1.97%										2.15%
2016	-2.09%	-2.65%	-1.20%	-0.22%	-0.14%	-0.11%	1.65%	1.21%	0.47%	0.04%	-0.09%	0.17%	-3.00%
2015	0.14%	1.72%	-0.05%	0.54%	1.32%	-0.15%	1.76%	-1.07%	-1.38%	-1.26%	-0.04%	0.19%	1.66%
2014	0.60%	1.44%	-0.52%	-1.19%	1.31%	1.93%	0.20%	1.39%	0.37%	0.58%	0.66%	-0.79%	6.09%
2013	1.23%	0.03%	0.59%	-0.32%	0.65%	-0.46%	1.00%	-0.43%	1.87%	1.94%	1.57%	2.75%	10.87%
2012	2.03%	0.96%	-0.12%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.15%	1.00%	5.92%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.15%	6.07%	1.66%
1-Year	5.26%	17.17%	6.19%
3-Year (annualized)	1.87%	10.37%	-0.42%
5-Year (annualized)	4.07%	13.30%	1.35%
10-Year (annualized)	1.82%	7.51%	-0.57%
Annualized Since Inception	2.12%	7.39%	-0.41%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	23.99%	107.59%	-4.10%
Standard Deviation[4]	5.95%	15.14%	5.89%
Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2017	0.14%	0.03%	1.98%										2.15%
2016	-2.09%	-2.65%	-1.24%	-0.24%	-0.14%	-0.11%	1.64%	1.22%	0.49%	0.04%	-0.08%	0.18%	-3.03%
2015	0.14%	1.72%	-0.04%	0.54%	1.32%	-0.15%	1.75%	-1.08%	-1.39%	-1.27%	-0.05%	0.18%	1.62%
2014	0.59%	1.44%	-0.52%	-1.20%	1.30%	1.93%	0.19%	1.40%	0.38%	0.58%	0.67%	-0.79%	6.10%
2013	1.10%	0.03%	0.47%	-0.29%	0.59%	-0.43%	0.90%	-0.41%	1.67%	1.73%	1.40%	2.71%	9.84%
2012	2.01%	0.94%	-0.13%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.14%	1.00%	5.85%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007		0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.15%	6.07%	1.66%
1-Year	5.28%	17.17%	6.19%
3-Year (annualized)	1.85%	10.37%	-0.42%
5-Year (annualized)	3.86%	13.30%	1.35%
10-Year (annualized)	1.65%	7.51%	-0.57%
Annualized Since Inception	1.86%	7.29%	-0.56%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	20.61%	104.50%	-5.52%
Standard Deviation[4]	5.95%	15.20%	5.89%
Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1   Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 2.10% and 6.59%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 2.09% and 6.58%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.49%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

4

PERFORMANCE SUMMARY (UNAUDITED)

ALLOCATION

Strategies	Target Allocation	Allocation Actual	# of Funds
Hedge Fund Strategies	50%	31%	44
Private Investments	50%	66%	127
Cash	0%	3%	—
Total	100%	100%	171

STRATEGY ALLOCATION

5

TOP 10 HOLDINGS (UNAUDITED)

	Capital Balance March 31, 2017	Percent of Partners' Capital
Tybourne Equity (U.S.) Fund, Class A	$22,624,556	3.93%
Teng Yue Partners Fund, L.P.	17,518,478	3.05%
The Founders Fund III, L.P.	15,771,610	2.74%
Hound Partners, L.P.	15,474,279	2.69%
Light Street Argon, L.P.	15,399,407	2.68%
Broadfin Healthcare Fund, L.P.	15,150,412	2.63%
Citadel Wellington, LLC (Class A)	14,961,246	2.60%
Sentient Global Resources Fund III, L.P.	13,172,494	2.29%
Passport Long Short Fund, L.P.	13,020,813	2.26%
BDCM Partners I, L.P.	12,452,806	2.17%

Portfolio composition will change due to ongoing management of the Master Fund.

6

DEFINITIONS

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha. In other words, alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

HFRX Global Hedge Fund Index: Index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, or almost all, invested in equities, long and short.

S&P 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

7

STRATEGY DEFINITIONS

Private Investments: Investing in equity-oriented securities through a privately negotiated process. The majority of private investment transactions involve companies that are not publicly traded. Private investments are used by companies that have achieved various stages of development. Most investors access this strategy by investing in private equity funds or private equity funds of funds.

Hedged Investments: portfolio management that uses sophisticated investment tactics to minimize risk and provide positive returns. Hedged investments are generally set up as private investment partnerships and are not subject to registration under the Investment Company Act of 1940. As such, they may lack liquidity, be available only to certain high net worth investors and institutions, and may use strategies that employ leverage and shorts.

Opportunistic Equity: Opportunistic investing in broad groupings of different strategies and techniques that all have the similar trait of allowing the investment manager to seize and advantage in knowledge, research, temporary pricing anomalies, or market-specific inefficiencies to generate profit.

Enhanced Fixed Income: These strategies utilize global fixed income investments that may potentially offer high yields with little correlation to traditional, domestic fixed income investments. The universe typically includes global sovereign, corporate high yield and distressed bonds, as well as bank loans.

Absolute Return: Investors in these strategies seek to produce positive returns regardless of the direction of general markets. Hedge funds target absolute returns versus mutual funds, which typically target returns relative to a benchmark.

Tactical Trading: The Tactical Trading investment strategy is composed generally of Advisers who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity trading advisors ("CTAs") and managed futures managers are included in the Tactical Trading investment strategy. The Tactical Trading investment strategy will have a relatively low correlation to the equity markets.

8

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to "qualified clients" within the meaning of U.S. securities laws. Diversification does not assure a profit or protect against a loss.

Please carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Funds. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively referred to herein as the "Hatteras Core Alternatives Fund"

or the "Fund") are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors' money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through an investment in the Master Fund, will invest substantially all of its assets in underlying funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections provided under the 1940 Act with respect to an investment in those underlying funds. The Fund can be highly volatile, carry substantial fees, and involve complex tax structures. Investments in the Fund involve a high degree of risk, including loss of entire capital. The underlying funds may engage in speculative investment strategies and practices, such as the use of leverage, short sales, and derivatives transactions, which can increase the risk of investment loss. The Fund provides limited liquidity, and units in the Fund are not transferable. Liquidity will be provided only through repurchase offers made by the Fund from time to time, generally on a quarterly basis upon prior written notice. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund's investment manager. Although the investment manager for the Fund expects to receive detailed information from each underlying fund on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment manager has little or no means of independently verifying this information. The underlying funds are not required to provide transparency with respect to their respective investments. By investing in the underlying funds indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and underlying fund levels. Certain underlying funds will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Those funds, however, will endeavor to provide estimates of taxable income or losses with respect to their investments. Please see the Prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC is affiliated with Hatteras Funds, LP by virtue of common control/ownership.

9

HATTERAS FUNDS

Hatteras Core Alternatives Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2017

HATTERAS FUNDS

As of and for the year ended March 31, 2017

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2017

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value	$90,295,115	$118,544,025	$99,693,266	$270,667,479
Cash	200,000	205,000	200,000	205,000
Receivable for withdrawals from Hatteras Master Fund, L.P.	6,287,788	8,622,443	6,371,791	16,438,324
Prepaid assets	10,390	13,883	11,478	30,889
Total assets	$96,793,293	$127,385,351	$106,276,535	$287,341,692
Liabilities and partners' capital
Withdrawals payable	$6,287,788	$8,622,443	$6,371,791	$16,438,324
Servicing fee payable	52,045	68,488	57,149	154,518
Professional fees payable	45,000	20,000	40,000	20,000
Printing fees payable	24,153	25,000	25,000	33,000
Accounting and administration fees payable	10,274	14,006	8,942	16,145
Custodian fees payable	1,452	1,608	1,842	2,545
Withholding tax payable	—	60,553	—	121,332
Total liabilities	6,420,712	8,812,098	6,504,724	16,785,864
Partners' capital	90,372,581	118,573,253	99,771,811	270,555,828
Total liabilities and partners' capital	$96,793,293	$127,385,351	$106,276,535	$287,341,692
Components of partners' capital
Capital contributions (net)	$71,165,668	$99,122,984	$75,423,016	$179,442,032
Accumulated net investment income (loss)	(10,664,939)	(15,356,364)	6,401,625	15,945,595
Accumulated net realized gain	24,910,354	34,996,587	27,382,028	88,557,946
Accumulated net unrealized appreciation (depreciation) on investments	4,961,498	(189,954)	(9,434,858)	(13,389,745)
Partners' capital	$90,372,581	$118,573,253	$99,771,811	$270,555,828
Net asset value per unit	$106.79	$105.89	$112.53	$111.20
Maximum offering price per unit**	$108.97	$108.05	$112.53	$111.20
Number of registered units	7,500,000.00	7,500,000.00	7,500,000.00	10,000,000.00
Number of outstanding units	846,256.08	1,119,748.94	886,615.99	2,432,964.81

*  Consolidated Statement. See note 2 in the notes to the financial statements.

**  The maximum sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements.
1

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF OPERATIONS

For the year ended March 31, 2017

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment loss allocated from Hatteras Master Fund, L.P.
Investment income	$998,898	$1,316,930	$1,095,646	$2,955,931
Operating expenses	(1,362,490)	(1,796,516)	(1,494,153)	(4,032,018)
Net investment loss allocated from Hatteras Master Fund, L.P.	(363,592)	(479,586)	(398,507)	(1,076,087)
Feeder Fund investment income
Interest	16	16	17	17
Total Feeder Fund investment income	16	16	17	17
Feeder Fund expenses
Servicing fee	733,509	966,590	511,862	1,381,272
Accounting and administration fees	125,815	171,368	110,389	193,083
Insurance fees	35,985	47,496	39,354	105,711
Directors' fees	54,386	54,386	54,386	54,386
Professional fees	53,615	30,156	50,173	28,940
Printing fees	17,560	10,544	32,062	41,681
Custodian fees	7,643	9,991	10,284	13,264
Withholding tax	—	211,618	—	428,410
Other expenses	79,471	37,942	40,023	20,256
Total Feeder Fund expenses	1,107,984	1,540,091	848,533	2,267,003
Net investment loss	(1,471,560)	(2,019,661)	(1,247,023)	(3,343,073)
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	9,966,883	13,140,036	10,933,164	29,495,531
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(3,753,535)	(4,948,830)	(4,112,393)	(11,082,212)
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.	6,213,348	8,191,206	6,820,771	18,413,319
Net increase in partners' capital resulting from operations	$4,741,788	$6,171,545	$5,573,748	$15,070,246

*  Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.
2

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2016 and 2017

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners' Capital, at March 31, 2015	$144,092,213	$191,281,175	$154,962,982	$414,059,939
Capital contributions	—	300,000	322,600	2,636,412
Capital withdrawals	(27,809,201)	(37,823,193)	(29,304,312)	(77,556,948)
Net investment income	2,978,740	3,610,440	4,338,876	11,263,138
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	7,836,806	10,371,875	8,509,154	22,837,691
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(18,807,293)	(24,853,874)	(20,465,671)	(54,943,229)
Partners' Capital, at March 31, 2016**	$108,291,265	$142,886,423	$118,363,629	$318,297,003
Capital contributions	—	—	100,000	140,000
Capital withdrawals	(22,660,472)	(30,484,715)	(24,265,566)	(62,951,421)
Net investment loss	(1,471,560)	(2,019,661)	(1,247,023)	(3,343,073)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	9,966,883	13,140,036	10,933,164	29,495,531
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(3,753,535)	(4,948,830)	(4,112,393)	(11,082,212)
Partners' Capital, at March 31, 2017***	$90,372,581	$118,573,253	$99,771,811	$270,555,828

*  Consolidated Statement. See note 2 in the notes to the financial statements.

**  Including accumulated net investment gain/(loss) of $(9,193,379); $(13,336,703); $7,648,648; and $19,288,668, respectively.

***  Including accumulated net investment gain/(loss) of $(10,664,939); $(15,356,364); $6,401,625; and $15,945,595, respectively.

See notes to financial statements.
3

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CASH FLOWS

For the year ended March 31, 2017

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$4,741,788	$6,171,545	$5,573,748	$15,070,246
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of interests in Hatteras Master Fund, L.P.	—	—	(82,508)	(103,932)
Proceeds, net of change in withdrawals receivable, from Hatteras Master Fund, L.P.	23,828,970	32,130,573	25,078,713	65,150,817
Net investment loss allocated from Hatteras Master Fund, L.P.	363,592	479,586	398,507	1,076,087
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	(9,966,883)	(13,140,036)	(10,933,164)	(29,495,531)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	3,753,535	4,948,830	4,112,393	11,082,212
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	(512,990)	(1,002,565)	(59,918)	535,937
(Increase)/Decrease in prepaid assets	(5,845)	(7,858)	(6,592)	(17,816)
Increase/(Decrease) in withholding tax payable	—	(30,592)	—	(56,917)
Increase/(Decrease) in servicing fee payable	(29,822)	(39,533)	46,628	126,226
Increase/(Decrease) in accounting and administration fees payable	(11,129)	(15,177)	(9,960)	(15,863)
Increase/(Decrease) in professional fees payable	(11,500)	(11,500)	(11,500)	(11,500)
Increase/(Decrease) in custodian fees payable	(1,387)	(1,123)	(699)	(866)
Increase/(Decrease) in printing fees payable	(847)	—	—	8,000
Net cash provided by operating activities	22,147,482	29,482,150	24,105,648	63,347,100
Cash flows from financing activities:
Capital contributions	—	—	100,000	140,000
Capital withdrawals, net of change in withdrawals payable	(22,147,482)	(29,482,150)	(24,205,648)	(63,487,358)
Net cash used in financing activities	(22,147,482)	(29,482,150)	(24,105,648)	(63,347,358)
Net change in cash	—	—	—	(258)
Cash at beginning of year	200,000	205,000	200,000	205,258
Cash at end of year	$200,000	$205,000	$200,000	$205,000
Supplemental disclosure of withholding tax paid	$—	$211,618	$—	$428,410

*  Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.
4

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2017

1.  ORGANIZATION

The Hatteras Funds, each a "Feeder Fund" and collectively the "Feeder Funds" are:

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933 (the "1933 Act"), as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds' secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Hatteras Master Fund, L.P. (the "Master Fund" together with the Feeder Funds, the "Funds"), which is registered under the 1940 Act. Hatteras Funds, LP (the "Investment Manager" or the "General Partner"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") serves as Investment Manager to the Master Fund. Investors who acquire units of limited partnership interest in the Feeder Funds ("Units") are the limited partners (each, a "Limited Partner" and together, the "Limited Partners") of the Feeder Funds.

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC and Hatteras Core Alternatives Offshore Institutional Fund, LDC, (each a "Blocker Fund" and collectively the "Blocker Funds"), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in the Master Fund. The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. The Notes to Financial Statements discuss the Feeder Funds' investment in the Master Fund, for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. assuming, and as stated previously in the paragraph, their investment in the Master Fund passes through the applicable Blocker Fund.

Each Fund is considered an investment company under the 1940 Act, following the Generally Accepted Accounting Principles in the United States of America ("GAAP") and the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946"). The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds' financial statements. The percentages of the Master Fund's beneficial limited partnership interests owned by the Feeder Funds at March 31, 2017 are:

Hatteras Core Alternatives Fund, L.P.	15.59%
Hatteras Core Alternatives TEI Fund, L.P.	20.47%
Hatteras Core Alternatives Institutional Fund, L.P.	17.21%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	46.73%

Each of the Feeder Funds has an appointed Board of Directors (collectively the "Boards"), which has the rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds' business.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with GAAP and are expressed in United States ("U.S.") dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value, based on each Feeder Fund's pro rata percentage of partners' capital of the Master Fund. Valuation of securities held by the Master Fund, including the Master Fund's disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Master Fund's financial statements included elsewhere in this report.

5

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

b.  Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.  Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds is recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fee of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager or sub-adviser. The Feeder Funds' specific expenses are recorded on an accrual basis.

d.  Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund's allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Advisers ("Adviser Funds"). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.  Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the partners' capital, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the Feeder Funds' tax years ended December 31, 2013 through December 31, 2016, the Feeder Funds are open to examination by major tax jurisdictions under the statute of limitations.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2017 and have determined that they do not have a liability for any unrecognized tax benefits or expense. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended March 31, 2017, the Feeder Funds did not incur any interest or penalties.

The Blocker Funds may be subject to withholding of U.S. Federal income tax at the current statutory rate of their allocable share of the Master Fund's U.S.-source dividend income and other U.S.-source fixed, determinable annual or periodic gains, profits, or income, as defined in Section 881(a) of the Internal Revenue Code of 1986, as amended. This tax treatment differs in comparison to the tax treatment of most forms of interest income.

f.  Cash

Cash includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in partners' capital from operations during the reporting period. Actual results could differ from those estimates.

h.  Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds, as presented in the Statements of Assets, Liabilities, and Partners' Capital, Statements of Operations, Statements of Changes in Partners' Capital, and Statements of Cash Flows. All intercompany accounts and transactions have been eliminated in consolidation.

6

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

3.  ALLOCATION OF LIMITED PARTNERS' CAPITAL

Allocation Periods begin on the first calendar day of each month and end at the close of business on the last day of each month ("Allocation Period"). The Feeder Funds maintain a separate capital account ("Capital Account") on their books for each Limited Partner. Net profits or net losses of the Feeder Funds for each Allocation Period will be allocated among and credited to or debited against the Capital Accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners' capital of the Feeder Funds, which includes; net change in unrealized appreciation or depreciation of investments, realized income and gains or losses, and net investment income or loss during an Allocation Period.

Each Limited Partner's Capital Account will have an opening balance equal to the Limited Partner's initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2.00% of the purchased amount for purchases of Units of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P.), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner's Units or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner's allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Ending Units, March 31, 2015	1,320,832.18	1,764,002.30	1,363,046.86	3,682,473.82
Purchases	—	2,723.71	2,844.27	23,630.67
Sales	(256,817.84)	(351,637.90)	(258,749.65)	(692,828.27)
Ending Units, March 31, 2016	1,064,014.34	1,415,088.11	1,107,141.48	3,013,276.22
Purchases	—	—	937.47	1,317.55
Sales	(217,758.26)	(295,339.17)	(221,462.96)	(581,628.96)
Ending Units, March 31, 2017	846,256.08	1,119,748.94	886,615.99	2,432,964.81

4.  RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, effective August 1, 2016, each Feeder Fund will pay the Investment Manager (in such capacity, the "Servicing Agent") a fund servicing fee charged at the annual rate of 0.65% of the month-end partners' capital of each Feeder Fund. Prior to August 1, 2016, the Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. paid the Servicing Agent a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end Partners' capital of the applicable Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the cumulative "hurdle amount", which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the preceding calendar year (the "Performance Allocation"). The Performance Allocation is calculated for each Feeder Fund at the Master Fund level. The Performance Allocation is made on a "peak to peak," or "high watermark" basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. There was no Performance Allocation for the year ended March 31, 2017.

The Investment Manager, Morgan Creek Capital Management ("MCCM") and the Master Fund had entered into an investment Sub-Advisory Agreement (the "Sub-Advisory Agreement"), whereby MCCM was compensated from the Investment Manager a portion of the management fee the Investment Manager received from the Master Fund and Performance Allocation, if any. At a meeting of the Board of Directors of the Master Fund held on February 27, 2017, the Board voted (i) to terminate the Sub-Advisory Agreement among MCCM, the Investment Manager, and the Master Fund and (ii) approve a new sub-advisory agreement among Portfolio Advisors, LLC ("Portfolio Advisors"), the Investment Manager, and the Master Fund. The termination of MCCM is subject to a 60-day notification period, and became effective April 28, 2017. The appointment of Portfolio Advisors is subject to shareholder approval. The Board has appointed, under Rule 15a-4 of the 1940 Act, Portfolio Advisors as sub-adviser on an interim basis, for a period up to 150 days following the effective date of the termination of the previous sub-advisory agreement with MCCM, or until approval of Portfolio Advisors by shareholders.

Hatteras Capital Distributors, LLC ("HCD"), an affiliate of the Investment Manager, serves as the Feeder Funds' distributor. HCD receives a servicing fee from the Investment Manager based on the partners' capital of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

7

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

4.  RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

UMB Bank, N.A. ("UMB") serves as custodian of the Feeder Funds' cash balances and provides custodial services for the Feeder Funds. UMB Fund Services, Inc. ("UMBFS"), serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average total Limited Partners' capital, subject to certain minimums.

At March 31, 2017, Limited Partners who are affiliated with the Investment Manager or MCCM owned $624,065 (0.69% of partners' capital) of Hatteras Core Alternatives Fund, L.P., $1,773,815 (1.77% of partners' capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $224,773 (0.08% of partners' capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

5.  RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund's financial statements included in this report along with the applicable Feeder Fund's prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds' investment objective will be met.

6.  REPURCHASE OF LIMITED PARTNERS' UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase Units, the Board will consider, among other things, the recommendation of the Investment Manager and sub-adviser. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. In addition, the Board approved two additional forced repurchases during the year ended March 31, 2017 for Limited Partners with capital balances below a specified minimum. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds' income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner's one year anniversary of its initial investment may be subject to a maximum 2.00% repurchase fee. There were no repurchase fees charged during the year ended March 31, 2017.

7.  INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds' maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds' financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts for each Feeder Fund are calculated based on each Limited Partner's net asset value. The Investment Manager's interest is excluded from the calculations. An individual Limited Partner's ratios or returns may vary from the table below based on the timing of contributions and withdrawals and Performance Allocation.

The ratios are calculated by dividing total dollars of income or expenses, as applicable, by the average of total monthly Limited Partners' capital. The ratios include the Feeder Funds' proportionate share of the Master Fund's income and expenses.

Total return amounts are calculated based on the change in Unit value during each accounting period.

8

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

The portfolio turnover rate is calculated based on the Master Fund's investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, March 31, 2012	$89.57	$89.37	$92.19	$92.04
Income from investment operations:
Net investment income (loss)	(2.26)	(2.32)	0.21	0.17
Net realized and unrealized gain on investment transactions	5.92	5.83	4.28	4.05
Total from investment operations	3.66	3.51	4.49	4.22
Unit Value, March 31, 2013	93.23	92.88	96.68	96.26
Income from investment operations:
Net investment income (loss)	(0.64)	(0.84)	1.46	0.71
Net realized and unrealized gain on investment transactions	10.09	10.04	8.72	8.68
Total from investment operations	9.45	9.20	10.18	9.39
Unit Value, March 31, 2014	102.68	102.08	106.86	105.65
Income from investment operations:
Net investment income (loss)	0.15	(0.01)	2.48	2.44
Net realized and unrealized gain on investment transactions	6.26	6.37	4.35	4.35
Total from investment operations	6.41	6.36	6.83	6.79
Unit Value, March 31, 2015	109.09	108.44	113.69	112.44
Income from investment operations:
Net investment income	0.58	0.18	4.48	4.22
Net realized and unrealized loss on investment transactions	(7.89)	(7.65)	(11.26)	(11.03)
Total from investment operations	(7.31)	(7.47)	(6.78)	(6.81)
Unit Value, March 31, 2016	101.78	100.97	106.91	105.63
Income from investment operations:
Net investment income (loss)	(3.96)	(4.29)	0.31	0.15
Net realized and unrealized gain on investment transactions	8.97	9.21	5.31	5.42
Total from investment operations	5.01	4.92	5.62	5.57
Unit Value, March 31, 2017	$106.79	$105.89	$112.53	$111.20

9

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2017	2016	2015	2014	2013
Total return before Performance Allocation	4.92%	(6.70)%	6.24%	10.14%	4.09%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	4.92%	(6.70)%	6.24%	10.14%	4.09%
Net investment income (loss)[1]	(1.44)%	2.24%	1.90%	1.18%	(0.17)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.42%	2.44%	2.42%	2.38%	2.30%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.42%	2.44%	2.42%	2.38%	2.30%
Partners' capital, end of year (000's)	$90,373	$108,291	$144,092	$166,776	$184,954
Portfolio Turnover Rate (Master Fund)	6.49%	8.20%	8.78%	19.03%	25.15%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense, from the Master Fund. For the years ended March 31, 2017-2013, the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were 0.09%, 0.12%, 0.10%, 0.09%, and 0.08%, respectively. For the years ended March 31, 2017-2013, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 2.33%, 2.32%, 2.32%, 2.29%, and 2.22%, respectively.

10

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2017	2016	2015	2014	2013
Total return before Performance Allocation	4.88%	(6.89)%	6.23%	9.91%	3.93%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	4.88%	(6.89)%	6.23%	9.91%	3.93%
Net investment income (loss)[1]	(1.50)%	2.05%	1.87%	0.96%	(0.25)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.49%	2.63%	2.45%	2.59%	2.38%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.49%	2.63%	2.45%	2.59%	2.38%
Partners' capital, end of year (000's)	$118,573	$142,886	$191,281	$222,419	$246,049
Portfolio Turnover Rate (Master Fund)	6.49%	8.20%	8.78%	19.03%	25.15%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax, from the Master Fund. For the years ended March 31, 2017-2013, , the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.09%, 0.12%, 0.10%, 0.09%, and 0.08%, respectively; and the ratios of withholding tax to average partners' capital were 0.16%, 0.22%, 0.10%, 0.24%, and 0.12%, respectively. For the years ended March 31, 2017-2013, the ratios of operating expenses excluding withholding tax, allocated credit facility fees and interest expense to average partners' capital were 2.24%, 2.29%, 2.25%, 2.26%, and 2.18%, respectively.

11

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2017	2016	2015	2014	2013
Total return before Performance Allocation	5.26%	(5.96)%	7.12%	10.91%	4.87%
Performance Allocation	0.00%	0.00%[4]	(0.73)%	(0.38)%	0.00%
Total return after Performance Allocation	5.26%	(5.96)%	6.39%	10.53%	4.87%
Net investment income (loss)[1]	(1.12)%	3.02%	1.98%	1.57%	0.60%
Operating expenses, excluding Performance Allocation[1,2,3]	2.10%	1.66%	1.62%	1.61%	1.54%
Performance Allocation[1]	0.00%	0.00%[4]	0.73%	0.38%	0.00%
Net expenses[1]	2.10%	1.66%	2.35%	1.99%	1.54%
Partners' capital, end of year (000's)	$99,772	$118,364	$154,963	$179,279	$197,612
Portfolio Turnover Rate (Master Fund)	6.49%	8.20%	8.78%	19.03%	25.15%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense, from the Master Fund. For the and years ended March 31, 2017-2013, the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were 0.09%, 0.12%, 0.10%, 0.09%, and 0.08%, respectively. For the years ended March 31, 2017-2013, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 2.01%, 1.54%, 1.52%, 1.52%, and 1.46%, respectively.

4  Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015, rounds to less than 0.005%.

12

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

8.  FINANCIAL HIGHLIGHTS (CONCLUDED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2017	2016	2015	2014	2013
Total return before Performance Allocation	5.28%	(6.07)%	7.16%	10.73%	4.74%
Performance Allocation	0.00%	0.01%[4]	(0.73)%	(0.98)%	(0.16)%
Total return after Performance Allocation	5.28%	(6.06)%	6.43%	9.75%	4.58%
Net investment income (loss)[1]	(1.11)%	2.92%	2.01%	0.82%	0.40%
Operating expenses, excluding Performance Allocation[1,2,3]	2.09%	1.76%	1.59%	1.75%	1.58%
Performance Allocation[1]	0.00%	(0.01)%[4]	0.73%	0.98%	0.16%
Net expenses[1]	2.09%	1.75%	2.32%	2.73%	1.74%
Partners' capital, end of year (000's)	$270,556	$318,297	$414,060	$478,238	$531,555
Portfolio Turnover Rate (Master Fund)	6.49%	8.20%	8.78%	19.03%	25.15%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax, from the Master Fund. For the years ended March 31, 2017-2013, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.09%, 0.12%, 0.10%, 0.09%, and 0.08%, respectively; and the ratios of withholding tax to average partners' capital were 0.14%, 0.20%, 0.09%, 0.23%, and 0.11%, respectively. For the years ended March 31, 2017-2013, the ratios of operating expenses excluding withholding tax, allocated credit facility fees and interest expense to average partners' capital were 1.86%, 1.44%, 1.40%, 1.43%, and 1.39%, respectively.

4  Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015.

13

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2017

9.  CHANGE IN THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

Deloitte & Touche LLP ("D&T") was replaced as the independent registered public accounting firm to the Feeder Funds effective upon completion of the services related to the audit for the Feeder Funds' fiscal year ended March 31, 2016. The Feeder Funds' Audit Committee participated in, and approved, the decision to change auditors. D&T's reports on the Feeder Funds' financial statements for the fiscal years ended March 31, 2016 and March 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Feeder Funds' fiscal years ended March 31, 2016 and March 31, 2015 and through the replacement of D&T by Cohen & Company, Ltd. ("Cohen"), (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Feeder Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Feeder Funds, by action of their Boards of Directors upon the recommendation of the Feeder Funds' Audit Committee, engaged Cohen as the independent registered public accounting firm to audit the Feeder Funds' financial statements for the fiscal year ending March 31, 2017. During the Feeder Funds' fiscal years ended March 31, 2016 and March 31, 2015 and through the replacement of D&T by Cohen, neither the Feeder Funds, nor anyone on their behalf has consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Feeder Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

10.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except for the following:

The Investment Manager recommended to the Boards that a tender offer in an amount of up to approximately 5.00% of partners' capital of each of the Feeder Funds be made for the quarter ending June 30, 2017 to those Limited Partners who elect to tender their Units prior to the expiration of the tender offer period. The Boards approved such recommendation and Limited Partners in the Feeder Funds were notified of the tender offer's expiration date on March 17, 2017, and submitted the following tender requests from April 1, 2017 through the date of expiration of the tender offer:

Hatteras Core Alternatives Fund, L.P.	$4,801,662
Hatteras Core Alternatives TEI Fund, L.P.	$6,318,762
Hatteras Core Alternatives Institutional Fund, L.P.	$5,272,556
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$14,255,532

*************

14

HATTERAS FUNDS

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of
Hatteras Core Alternatives Fund, L.P.,
Hatteras Core Alternatives TEI Fund, L.P.,
Hatteras Core Alternatives Institutional Fund, L.P., and
Hatteras Core Alternatives TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities and partners' capital of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P. as of March 31, 2017, and the related statements of operations, changes in partners' capital, and cash flows and the financial highlights (as presented in Note 8 to the financial statements) for the year then ended. We have also audited the consolidated statements of assets, liabilities and partners' capital of Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternative TEI Institutional Fund, L.P. (collectively with Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P., the "Feeder Funds"), as of March 31, 2017, and the related consolidated statements of operations, changes in partners' capital, and cash flows and the financial highlights (as presented in Note 8 of the financial statements) for the year then ended. These financial statements and financial highlights are the responsibility of the Feeder Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Feeder Funds' financial statements and financial highlights for the years ended March 31, 2016 and prior were audited by other auditors, whose report dated May 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and underlying fund manager. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2017, the results of their operations, the changes in their partners' capital, their cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2017

15

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2017, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners. The Feeder Funds' Statements of Additional Information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LP (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	8
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	8
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	8
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the prior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to 2015).	8
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	8

1  The "Fund Complex" consists of, as of March 31, 2017, the Funds, Hatteras VC Co-Investment Fund II, LLC, Trust for Advisor Solutions (consisting of two funds).

2  Deemed to be an "interested" Director of the Feeder Funds because of his affiliations with Hatteras Funds.

16

HATTERAS FUNDS

(each a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2017, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September 7, 1975	Chief Compliance Officer and Secretary of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of, as of March 31, 2017, the Funds, Hatteras VC Co-Investment Fund II, LLC, Trust for Advisor Solutions (consisting of five funds) and Underlying Funds Trust (consisting of two funds).

17

HATTERAS FUNDS

(each a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2016 or to obtain a free copy of the Master Fund's complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds' Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2017

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

As of and for the year ended March 31, 2017
(Unaudited)

Table of Contents

Schedule of Investments	1-5
Statement of Assets, Liabilities and Partners' Capital	6
Statement of Operations	7
Statements of Changes in Partners' Capital	8
Statement of Cash Flows	9
Notes to Financial Statements	10-18
Report of Independent Registered Public Accounting Firm	19
Board of Directors (Unaudited)	20
Fund Management (Unaudited)	21
Other Information (Unaudited)	22

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2017

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS' CAPITAL

Percentages are as follows:

Investments in Adviser Funds and Securities — (99.52%)	Shares	Cost	Fair Value
Absolute Return — (3.55%)
Citadel Wellington, LLC (Class A)[a,b,c,d]		$5,495,951	$14,961,246
D.E. Shaw Composite Fund, LLC[a,b,e]		446,299	819,209
Eton Park Fund, L.P.[a,b,e]		552,679	256,592
OZ Asia, Domestic Partners, L.P.[a,b,d,e]		611,373	341,297
Perry Partners, L.P.[a,b,e]		16,537	27,840
Pipe Equity Partners[a,b,e]		7,862,378	1,154,836
Pipe Select Fund, LLC[a,b,e]		3,428,366	2,730,130
Stark Investments, L.P.[a,b,e]		72,739	62,324
Stark Select Asset Fund, LLC[a,b,e]		216,638	193,880
Total Absolute Return		18,702,960	20,547,354
Enhanced Fixed Income — (3.77%)
BDCM Partners I, L.P.[b,e]		10,080,954	12,452,806
Drawbridge Special Opportunities Fund, L.P.[a,b,e]		192,875	264,319
Fortress VRF Advisors I, LLC[a,b,e]		236,958	107,798
Harbinger Capital Partners Fund I, L.P.[a,b,d,e]		4,552,148	1,465,835
Harbinger Class L Holdings (U.S.), LLC[a,b,e]		18,793	21,645
Harbinger Class LS Holdings I (U.S.) Trust[a,b,e]	2,458	6,226,158	747,124
Harbinger Class PE Holdings (U.S.) Trust[a,b,e]	3	391,346	234,314
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b,c,e]		12,326,927	5,983,560
Marathon Special Opportunities Fund, L.P.[a,b,e]		741,560	488,121
Prospect Harbor Designated Investments, L.P.[a,b,e]		21,594	61,789
Strategic Value Restructuring Fund, L.P.[a,b,e]		170	327
Total Enhanced Fixed Income		34,789,483	21,827,638
Opportunistic Equity — (23.56%)
Brenham Capital Fund, L.P.[a,b]		5,000,000	4,839,022
Broadfin Healthcare Fund, L.P.[a,b,c]		7,075,872	15,150,412
Camcap Resources, L.P.[a,b,e]		491,057	53,253
Crosslink Crossover Fund IV, L.P.[a,b,e]		543,144	1,371,210
Crosslink Crossover Fund V, L.P.[a,b,e]		482,557	1,444,118
Crosslink Crossover Fund VI, L.P.[a,b,e]		6,251,168	9,991,996
EMG Investment, LLC[a,b,e]		796,848	2,695,402
Gavea Investment Fund II, L.P.[a,b,d,e]		7,831	24,078
Gavea Investment Fund III, L.P.[a,b,d,e]		123,327	904,878

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Opportunistic Equity — (23.56%) (concluded)	Cost	Fair Value
Horseman Global Fund, L.P.[a,b,d]	$5,000,000	$3,292,538
Hound Partners, L.P.[a,b,c]	10,904,664	15,474,279
Light Street Argon, L.P.[a,b]	12,593,871	15,399,407
New Horizon Opportunities Fund, LLC[a,b,f]	5,000,000	5,037,186
Passport Long Short Fund, L.P.[a,b]	15,360,401	13,020,813
Sansar Capital Holdings, LTD.[a,b,e]	116,412	43,760
Teng Yue Partners Fund, L.P.[a,b,c]	9,734,712	17,518,478
The Raptor Private Holdings, L.P.[a,b,e]	169,182	105,915
Tybourne Equity (U.S.) Fund, Class Aa,b,c,d	13,704,847	22,624,556
Valiant Capital Partners, L.P.[a,b,c,e]	590,751	1,083,152
Viking Global Equities, L.P.[a,b,c]	2,851,522	5,860,088
WCP Real Estate Strategies Fund, L.P.[a,b,e]	637,628	514,037
Total Opportunistic Equity	97,435,794	136,448,578
Private Investments — (67.35%)
Investments in Adviser Funds
ABRY Advanced Securities Fund, L.P.[a,b,d]	231,526	125,202
ABRY Advanced Securities Fund III, L.P.[a,b,d]	1,209,079	1,464,526
ABRY Partners VI, L.P.[a,b]	1,506,611	253,821
ABRY Partners VII, L.P.[a,b]	2,906,830	3,368,023
ABRY Partners VIII, L.P.[a,b,d]	2,388,129	2,378,359
Accel-KKR Capital Partners III, L.P.[a,b]	5,707,820	6,680,182
Accel-KKR Capital Partners IV, L.P.[a,b]	2,138,835	2,206,256
ACM Opportunities Fund, L.P.[a,b]	3,000,000	3,961,666
Angeles Equity Partners I, L.P.[b]	254,841	200,986
Arclight Energy Partners Fund IV, L.P.[b]	1,233,180	638,633
Arclight Energy Partners Fund V, L.P.[a,b]	3,616,050	3,065,839
Ascendent Capital Partners I, L.P.[b,d]	1,722,618	2,292,107
BDCM Opportunity Fund II, L.P.[b]	3,696,811	5,990,480
Benson Elliot Real Estate Partners II, L.P.[a,b,g]	3,655,569	799,765
Cadent Energy Partners II, L.P.[b]	5,299,726	8,137,497
Canaan Natural Gas Fund X, L.P.[a,b]	6,152,301	1,321,868
CDH Fund IV, L.P.[b,d]	2,681,253	4,006,208
CDH Venture Partners II, L.P.[b,d]	3,562,330	4,605,850
China Special Opportunities Fund III, L.P.[b,d]	5,766,961	7,522,557
Claremont Creek Ventures, L.P.[a,b]	1,831,260	1,309,945
Claremont Creek Ventures II, L.P.[a,b]	3,097,775	3,659,921
Colony Investors VII, L.P.[a,b]	2,710,480	546,700
Colony Investors VIII, L.P.[b]	6,773,059	774,876
CX Partners Fund Limited[b,d]	4,425,528	8,281,013
Dace Ventures I, L.P.[a,b]	2,168,511	1,028,004
Darwin Private Equity I, L.P.[b,g]	4,747,452	1,814,923
ECP IHS (Mauritius) Limited[a,b,f]	7,203,981	10,031,194
EMG AE Permian Co-Investment, L.P.[a,b]	3,000,000	1,379,183
EMG Ascent 2016, L.P.[a,b]	4,204,064	6,009,105
EnerVest Energy Institutional Fund X-A, L.P.[a,b]	2,177,100	1,002,113
EnerVest Energy Institutional Fund XI-A, L.P.[a,b]	6,173,794	4,058,539
ENR Partners, L.P.[a,b]	941,988	1,149,631
Fairhaven Capital Partners, L.P.[a,b]	4,912,028	5,139,139
Falcon Sovereign, L.P.[a,b]	3,258,902	4,349,650
Florida Real Estate Value Fund, L.P.[b]	271,812	1,670,747
Forum European Realty Income III, L.P.[b,d]	3,464,793	1,708,823
Garrison Opportunity Fund, LLC[a,b]	—	922,799
Garrison Opportunity Fund II A, LLC[a,b]	—	1,558,161
Glade Brook Private Investors II, L.P.[a,b]	4,192,778	4,566,508

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Private Investments — (67.35%) (continued)	Cost	Fair Value
GB Private Opportunities Fund,[a,b]	$4,087,274	$4,603,105
Great Point Partners I, L.P.[a,b]	1,473,620	1,040,686
Greenfield Acquisition Partners V, L.P.[b]	2,445,883	565,128
GTIS Brazil Real Estate Fund, L.P.[a,b]	6,734,369	6,830,094
Halifax Capital Partners II, L.P.[a,b]	1,745,920	1,170,408
Halifax Capital Partners III, L.P.[a,b]	2,710,484	1,639,098
Hancock Park Capital III, L.P.[a,b]	904,413	1,642,069
Healthcor Partners Fund, L.P.[a,b,c]	3,761,687	4,089,159
Hillcrest Fund, L.P.[a,b,d]	3,096,383	1,756,209
Intervale Capital Fund, L.P.[a,b]	2,179,239	1,419,522
IP Fashion Holdings PTE, LTD.[a,b,h]	1,545,000	—
J.C. Flowers II, L.P.[b,d]	8,954,945	10,426,527
J.C. Flowers III, L.P.[b,d]	5,614,070	5,818,213
Lagan River, L.P.[a,b,d]	2,791,634	2,737,510
LC Fund V, L.P.[b,d]	3,118,227	4,202,893
Light Street SPVH, L.P.[a,b]	2,000,000	1,811,907
Lighthouse Capital Partners VI, L.P.[a,b]	331,432	363,333
Lyfe Capital Fund, L.P.[a,b,d]	2,474,857	2,301,770
Merit Energy Partners F-II, L.P.[a,b]	1,156,832	515,500
Mid Europa Fund III, L.P.[a,b,i]	5,063,369	4,452,045
Midstream & Resources Follow-On Fund, L.P.[b]	1,437,583	3,927,977
Monomoy Capital Partners II, L.P.[a,b]	5,616,951	3,875,825
Natural Gas Partners VIII, L.P.[b]	—	169,832
Natural Gas Partners IX, L.P.[b]	2,021,021	729,698
New Horizon Capital III, L.P.[b,d]	3,471,401	5,785,045
NGP Energy Technology Partners, L.P.[a,b]	746,065	419,860
NGP Energy Technology Partners II, L.P.[b]	4,520,532	3,321,078
NGP Midstream & Resources, L.P.[b]	4,111,610	4,805,368
NGP Natural Resources X, L.P.[b]	1,928,333	1,363,271
NGP Natural Resources XI, L.P.[b]	1,508,398	1,556,363
Northstar Equity Partners III Limited[b,d]	3,677,883	3,453,809
OCM Mezzanine Fund II, L.P.[a,b]	382,661	525,632
Octave Japan Infrastructure Fund 1[a,b,j]	1,275,460	1,598,823
ORBIS Real Estate Fund I, L.P.[a,b,f]	2,916,228	1,385,180
Orchid Asia IV, L.P.[b,d]	2,753,324	2,194,699
Parmenter Realty Fund IV, L.P.[b]	2,306,115	1,239,288
Patron Capital III, L.P.[a,b,g]	4,518,203	2,551,838
Pearlmark Mezzanine Realty Partners III, LLC[b]	1,799,941	1,074,461
Pennybacker II, L.P.[b]	736,972	311,371
Phoenix Asia Real Estate Investments II, L.P.[a,b,d]	2,737,810	2,692,059
Pine Brook Capital Partners, L.P.[b]	7,827,712	6,013,027
Private Equity Investment Fund V, L.P.[a,b]	12,442,342	5,782,131
Private Equity Investors Fund IV, L.P.[a,b]	2,232,312	875,916
Private Investors III, LLC[a,b]	3,057,519	2,683,964
Quantum Energy Partners IV, L.P.[a,b]	4,802,736	2,414,952
Quantum Energy Partners V, L.P.[a,b]	8,538,501	12,125,777
Rockwood Capital Real Estate Partners Fund VII, L.P.[b]	4,153,895	2,074,956
Roundtable Healthcare Management III, L.P.[a,b]	4,647,571	6,496,276
Roundtable Healthcare Partners II, L.P.[b]	—	301,606
Saints Capital VI, L.P.[b]	6,178,157	3,407,942
Sanderling Venture Partners VI Co-Investment Fund, L.P.[a,b]	605,610	541,493
Sanderling Venture Partners VI, L.P.[a,b]	853,294	860,370
SBC Latin America Housing U.S. Fund, L.P.[a,b]	3,015,306	3,638,428
Sentient Global Resources Fund III, L.P.[a,b,d]	12,507,019	13,172,494
Sentient Global Resources Fund IV, L.P.[a,b]	5,436,098	4,915,548

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Private Investments — (67.35%) (concluded)	Shares/ Contracts	Cost	Fair Value
Silver Knight Investment LTD.[b,d]	19	$652,819	$1,055,570
Singerman Real Estate Opportunity Fund I, L.P.[b]		1,797,604	2,424,390
Sovereign Capital Limited Partnership III[b,g]		3,073,396	5,923,783
Square Mile Partners III, L.P.[b]		2,338,331	1,674,913
Sterling Capital Partners II, L.P.[a,b]		1,561,279	433,939
Sterling Group Partners III, L.P.[a,b]		5,072,861	6,061,243
Strategic Value Global Opportunities Fund I-A, L.P.[a,b]		2,192,448	889,916
Talara Opportunities III, L.P.[a,b]		931,001	71,693
TDR Capital AS 2013, L.P.[a,b,g]		6,184,080	5,641,727
Tenaya Capital V, L.P.[a,b]		3,174,019	3,055,918
The Column Group, L.P.[a,b]		4,343,104	6,248,998
The Energy and Minerals Group Fund II, L.P.[b]		4,378,999	6,675,255
The Energy and Minerals Group Fund III, L.P.[b]		2,592,331	2,183,863
The Energy and Minerals Group Fund IV, L.P.[b]		1,114,989	1,387,237
The Founders Fund III, L.P.[a,b]		4,713,540	15,771,610
The Founders Fund IV, L.P.[a,b]		2,115,108	8,828,096
Tiger Global Investments Partners VI, L.P.[b,d]		4,398,515	5,107,734
Tiger Global Investments Partners VII, L.P.[a,b,d]		2,025,050	2,309,767
Tiger Global Investments Partners X, L.P.[a,b,d]		280,000	259,860
TPF II, L.P.[a,b]		1,813,315	240,094
Trivest Fund IV, L.P.[b]		3,245,159	5,461,713
Trivest Fund V, L.P.[a,b]		1,524,473	1,522,673
Trivest Growth Investment Fund, L.P.[a,b]		248,571	226,983
True Ventures III, L.P.[a,b]		2,193,024	2,764,546
Urban Oil and Gas Partners A-1, L.P.[a,b]		6,874,263	1,600,000
Urban Oil and Gas Partners B-1, L.P.[b]		3,521,520	3,193,474
VCFA Private Equity Partners IV, L.P.[a,b]		1,079,338	224,854
VCFA Venture Partners V, L.P.[a,b]		3,094,544	1,965,425
Voyager Capital Fund III, L.P.[a,b]		1,906,854	2,566,356
WCP Real Estate Fund I, L.P.[a,b]		1,517,933	1,051,374
Westview Capital Partners II, L.P.[a,b]		3,461,580	4,080,076
Zero2IPO China Fund II, L.P.[a,b,d]		3,602,914	2,952,041
Total Investments in Adviser Funds		396,262,938	389,507,453
Investments in Private Companies
Illumitex, Inc., Common Stock[a,b]	1,331,167	1,000,000	—
Illumitex, Inc., Series A-1 Preferred Stock[a,b]	2,404,160	499,369	608,785
Illumitex, Inc., Series X Preferred Stock[a,b]	2,404,160	—	—
Total Investments in Private Companies		1,499,369	608,785
Investment in Private Company Call Options
Illumitex, Inc., Exercise Price $0.03, 10/24/2022[a,b]	553,352	—	—
Total Investment in Private Company Call Options		—	—
Total Private Investments		397,762,307	390,116,238
Tactical Trading — (1.29%)
Investments in Adviser Funds
Black River Commodity Mulit-Strategy Fund, LLC[a,b,e]		267,759	8,724
Drawbridge Global Macro Fund, L.P.[a,b,e]		4,528	2,111
Hayman Capital Partners, L.P.[a,b]		6,743,822	6,573,365
Ospraie Special Opportunities Fund, L.P.[a,b,e]		172,248	492,116
Touradji Private Equity Onshore Fund, LTD.[a,b,d,e]		1,847,985	382,275
Total Investments in Adviser Funds		9,036,342	7,458,591
Total Tactical Trading		9,036,342	7,458,591
Total Investments in Adviser Funds and Securities (cost $557,726,886)			576,398,399

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2017

Short-Term Investments — (3.02%)	Shares	Cost	Fair Value
Fidelity Money Market Government Portfolio — Institutional Class, 0.60%[k]	17,508,291	$17,508,291	$17,508,291
Total Short-Term Investments (cost $17,508,291)			17,508,291
Total Investments (cost $575,235,177) (102.54%)			593,906,690
Liabilities in excess of other assets (-2.54%)			(14,706,805)
Partners' capital — (100.00%)			$579,199,885

a  Non-income producing.

b  Adviser Funds and securities that are issued in private placement transactions may have limited resale or redemptions terms.

c  Securities held in custody by U.S. Bank N.A., as collateral for a credit facility. The total cost and fair value of these investments as of March 31, 2017 was $66,446,933 and $102,744,930, respectively.

d  Domiciled in Cayman Islands

e  The Adviser Fund has imposed gates on or has limited redemptions. The total cost and fair value of these investments as of March 31, 2017 was $60,498,917 and $46,530,771 respectively.

f  Domiciled in Mauritius

g  Domiciled in United Kingdom

h  Domiciled in Republic of Singapore

i  Domiciled in Guernsey

j  Domiciled in Japan

k  The rate shown is the annualized 7-day yield as of March 31, 2017

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2017

Assets
Investments in Adviser Funds and securities, at fair value (cost $557,726,886)	$576,398,399
Investments in short-term investments, at fair value (cost $17,508,291)	17,508,291
Receivable from redemption of Adviser Funds	23,737,345
Investments in Adviser Funds and securities paid in advance	58,803
Distributions and interest receivable	6,483
Prepaid assets	58
Total assets	$617,709,379
Liabilities and partners' capital
Withdrawals payable	$37,720,346
Management fee payable	511,165
Professional fees payable	130,000
Risk management fees payable	50,000
Accounting and administration fees payable	40,531
Printing fees payable	25,000
Custodian fees payable	11,119
Line of credit fees payable	21,333
Total liabilities	38,509,494
Partners' capital	579,199,885
Total liabilities and partners' capital	$617,709,379
Commitments and Contingencies (See Note 10)
Components of partners' capital
Capital contributions (net)	$312,846,109
Accumulated net investment income	77,199,466
Accumulated net realized gain	170,482,797
Accumulated net unrealized appreciation on investments	18,671,513
Partners' capital	$579,199,885

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF OPERATIONS

For the year ended March 31, 2017

Investment income
Distributions from Adviser Funds	$6,262,869
Interest	80,098
Other income	24,435
Total investment income	6,367,402
Operating expenses
Management fee	6,492,983
Line of credit fees	541,500
Accounting and administration fees	518,059
Professional fees	469,453
Risk management expense	335,134
Custodian fees	56,491
Compliance consulting fees	51,542
Printing expense	49,451
Interest expense	35,564
Other expenses	134,997
Total operating expenses	8,685,174
Net investment loss	(2,317,772)
Net realized gain and change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	63,535,614
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(23,896,970)
Net realized gain and change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations	39,638,644
Net increase in partners' capital resulting from operations	$37,320,872

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2016 and 2017

	General Partner's Capital	Limited Partners' Capital	Total Partners' Capital
Partners' Capital, at March 31, 2015	$—	$904,463,696	$904,463,696
Capital contributions	38,727	2,532,845	2,571,572
Capital withdrawals	—	(177,562,890)	(177,562,890)
Net investment income	—	27,923,809	27,923,809
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	49,555,526	49,555,526
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	—	(119,070,067)	(119,070,067)
Reverse accrued Performance Allocation	(38,727)	38,727	—
Partners' Capital, at March 31, 2016*	$—	$687,881,646	$687,881,646
Capital contributions	—	186,440	186,440
Capital withdrawals	—	(146,189,073)	(146,189,073)
Net investment loss	—	(2,317,772)	(2,317,772)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	63,535,614	63,535,614
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	—	(23,896,970)	(23,896,970)
Partners' Capital, at March 31, 2017**	$—	$579,199,885	$579,199,885

*  Including accumulated net investment income of $79,517,238.

**  Including accumulated net investment income of $77,199,466.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF CASH FLOWS

For the year ended March 31, 2017

Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$37,320,872
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of Adviser Funds and securities	(41,366,545)
Proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities, net of change in related receivables	201,633,231
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	(63,535,614)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	23,896,970
Net purchases of short-term investments	(12,698,051)
Decrease in distributions and interest receivable	1,746
Increase in prepaid assets	(58)
Decrease in management fee payable	(100,711)
Decrease in professional fees payable	(117,074)
Decrease in accounting and administration fees payable	(57,828)
Increase in line of credit fees payable	2,999
Decrease in line of credit interest expense payable	(28,154)
Decrease in custodian fees payable	(11,596)
Net cash provided by operating activities	144,940,187
Cash flows from financing activities:
Capital contributions	186,440
Capital withdrawals, net of change in withdrawals payable	(145,149,537)
Line of credit borrowings	20,000,000
Line of credit repayments	(20,000,000)
Net cash used in financing activities	(144,963,097)
Net change in cash	(22,910)
Cash at beginning of year	22,910
Cash at end of year	$—
Supplemental disclosure of interest expense paid	$63,718
Supplemental disclosure of line of credit fees paid	$538,501

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2017

1.  ORGANIZATION

Hatteras Master Fund, L.P. (the "Master Fund") was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company. The Master Fund is managed by Hatteras Funds, LP (the "Investment Manager" or the "General Partner"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund's secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a "Limited Partner" and together, the "Limited Partners") with access to a broad range of investment strategies, asset categories, and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser by becoming a participant in an investment vehicle operated by such Adviser (each an "Adviser Fund", collectively, the "Adviser Funds") which includes exchange traded funds ("ETFs"), hedge funds, and investment funds.

The Master Fund is considered an investment company under the 1940 Act, following the Generally Accepted Accounting Principles in the United States of America ("GAAP") and the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946").

The Master Fund has an appointed Board of Directors (the "Board"), which has the rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund's business.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Basis of Accounting

The Master Fund's accounting and reporting policies conform with GAAP.

b.  Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.  Valuation of Investments

The Master Fund's valuation procedures have been approved by the Master Fund's Board. The valuation procedures are implemented by the Master Fund's Investment Manager and sub-adviser and the third party administrator, which report to the Board. For third-party information, the Master Fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund.

Investments held by the Master Fund include:

•  Investments in Adviser Funds — The Master Fund values interests in the Adviser Funds at fair value, using the net asset value ("NAV") or pro rata interest in the members' capital of the Adviser Funds as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Adviser Funds, which ordinarily will be the value determined by their respective investment managers. Investments in Adviser Funds are subject to the terms of the Adviser Funds' offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds' investment managers as required by the Adviser Funds' offering documents. If the Investment Manager and sub-adviser determine that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under the Master Fund's valuation procedures under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Adviser Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Adviser Funds were sold.

  The interests of some Adviser Funds, primarily investments in private equity funds, may be valued based on the best information available at the time the Master Fund's partners' capital is calculated. The Investment Manager and sub-adviser have established procedures for reviewing the effect on the Master Fund's partners' capital due to the timing of the reported value of interests received for certain Adviser Funds. The Master Fund is not able to obtain complete investment holding details of each of the Adviser Funds held within the Master Fund's portfolio in order to determine whether the Master Fund's proportional share of any investments held by the Adviser Funds exceed 5% of the partners' capital of the Master Fund as of March 31, 2017.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

•  Investments in Securities — Securities traded on one or more of the United States ("U.S.") national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Money market funds are valued daily at their net asset value.

•  Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Manager. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization ("EBITDA"), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company's stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Investment Manager's own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Investment Manager for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Investment Manager to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of investments in private companies in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the investments in private companies were sold.

•  Investments in Options — Options contracts give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. For the year ended March 31, 2017, the Master Fund held options that were granted from one of the Master Fund's private companies. Options are valued by the Investment Manager and sub-adviser using an option pricing model. At March 31, 2017, the fair value of options held by the Master Fund had no effect on the Schedule of Investments. For the year ended March 31, 2017, options had no effect on unrealized appreciation (depreciation) in the Master Fund's Statement of Operations. During the year ended March 31, 2017, no other derivatives were held by the Master Fund.

The Master Fund classifies its assets and liabilities in accordance with ASC 820 — Fair Value. The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund's assets and liabilities. The inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•  Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

•  Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

The following table presents the Master Fund's fair value hierarchy for those assets and liabilities measured at fair value as of March 31, 2017. Assets and liabilities are valued using NAV as practical expedient, an indicator of fair value, and are listed in a separate column to permit reconciliation to the totals in the Statement of Assets, Liabilities and Partners' Capital.

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Absolute Return	$—	$—	$—	$20,547,354	$20,547,354
Enhanced Fixed Income	—	—	—	21,827,638	21,827,638
Opportunistic Equity	—	—	—	136,448,578	136,448,578
Private Investments	—	—	608,785	389,507,453	390,116,238
Tactical Trading	—	—	—	7,458,591	7,458,591
Short-Term Investment	17,508,291	—	—	—	17,508,291
Total	$17,508,291	$—	$608,785	$575,789,614	$593,906,690

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balance as of March 31, 2016	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Proceeds from Redemptions/ Gross Sales	Balance as of March 31, 2017
Private Investments	$837,613	$—	$(228,828)	$—	$—	$608,785
Total Level 3 Investments	$837,613	$—	$(228,828)	$—	$—	$608,785

For the year ended March 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

Should a transfer between Levels occur, it is the Master Fund's policy to recognize transfers in and out of all Levels at the beginning of the reporting period.

The net realized gain (loss) and change in unrealized appreciation (depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation (depreciation) from Level 3 investments held at March 31, 2017 is $(228,828).

Adjustments to the NAV provided by the Investment Manager or administrator of the Adviser Funds would be considered if the practical expedient NAV was not as of the Master Fund's measurement date; it was probable that the Adviser Fund would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Master Fund's valuation procedures that the Adviser Fund is not being reported at fair value. No adjustments were made to the NAV provided by the Investment Manager or administrator of the Adviser Funds.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2017:

Type of Level 3 Investment	Fair Value as of March 31, 2017	Valuation Techniques	Unobservable Input
Preferred Stock
Private Investments	$608,785	Current value method	Recent round of financing
Total Level 3 Investments	$608,785

The significant unobservable inputs used in the fair value measurement of the Master Fund's Private Investment shares are based on the portfolio company's most recent round of financing. If the financial condition of this company was to deteriorate, the value of the stock in these private companies held by the Master Fund would be lower.

The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

The Master Fund's investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

Investment Category	Investment Strategy	Fair Value (in 000's)	Unfunded Commitments (in 000's)	Remaining Life	Redemption Frequency	Notice Period (in Days)	Redemption Restrictions Terms
Opportunistic Equity(a)	Investments in global equity markets and strategies involving specific market sectors, such as financial, technology, public real estate and public energy.	$136,449	N/A	Indefinite life	Monthly-Annually	30-95	0-3 years
Enhanced Fixed Income(b)	Investments in non-traditional fixed income securities, including distressed debt strategies.	$21,828	N/A	Indefinite life	Quarterly-Annually	30-90	0-3 years
Absolute Return(c)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$20,547	N/A	Indefinite life	Quarterly-Annually	45-90	0-2 years
Tactical Trading(d)	Investments in commodities, currencies, global bonds and international stock indices, with low correlation to the equity markets.	$7,458	N/A	Indefinite life	Daily-Quarterly	0-45	0-3 years
Private Investments(e)	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$389,508	$57,053	Up to 10 years with extensions available after the stated termination date	None Permitted	N/A	N/A

a  This category includes Adviser Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity investment strategy consists of Adviser Funds that trade predominantly in equity securities, certain of the Advisers chosen may additionally invest all or a portion of the Advisers Fund in debt or other instruments.

b  This category includes Adviser Funds that invest primarily in high yield debt, distressed securities, structured credit, and opportunistic credit (including, among other things, in emerging markets).

c  This category is defined as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within the Absolute Return investment strategy may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). The Absolute Return investment strategy includes Adviser Funds that invest using Event Driven Arbitrage, Convertible Arbitrage, Merger Arbitrage, Fixed Income Arbitrage, Volatility Arbitrage and Statistical Arbitrage.

d  This category includes Adviser Funds who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity Trading Advisors (CTAs) are included in the Tactical Trading investment strategy. Historically, the Tactical Trading investment strategy has a relatively low correlation to the equity markets. Global Macro/Managed Futures strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

e  This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. Private Equity seeks to profit from, among other things, the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunities. Private Real Estate strategy

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

c.  Valuation of Investments (concluded)

consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies.

d.  Investment Transactions and Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Capital gain distributions received are recorded as capital gains as soon as information is available to the Master Fund. Investments in short-term investments, mutual funds, private companies and exchange traded funds are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Redemptions in Adviser Funds are recorded on a redemption effective date basis which is generally the last day of the calendar month in which the redemption is effective. Realized gains and losses on Adviser Fund and security redemptions are determined on identified cost basis. Return of capital or security distributions received from Adviser Funds and securities are accounted for as a reduction to cost.

e.  Foreign Currency

Investments in Adviser Funds, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Master Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.  Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors' fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board. Risk management expense includes expenses incurred by the Master Fund for third party valuation services, independent due diligence reviews of Adviser Funds, and other analytical and risk mitigation services provided to the portfolio.

g.  Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. Federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund's profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the Master Fund's tax years ended December 31, 2013 through December 31, 2016 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2017 and has determined that it does not have a liability for any unrecognized tax benefits or expense. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners' capital from operations during the reporting period. Actual results could differ from those estimates.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

3.  ALLOCATION OF PARTNERS' CAPITAL

Net profits or net losses of the Master Fund for each allocation period ("Allocation Period") will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.  REPURCHASE OF LIMITED PARTNERS' INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and sub-adviser. The Investment Manager and sub-adviser generally recommend to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. In addition, the Board approved two additional forced repurchases during the year ended March 31, 2017 for Limited Partners with capital balances below a specified minimum. The Master Fund will not offer repurchases of interests of more than 20% of its Partners' capital in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund's income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

The Adviser and sub-adviser are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board. Under the Sub-Advisory Agreement and the Advisory Agreement (together, the "Investment Management Agreements"), the Investment Manager and sub-adviser are responsible for developing, implementing and supervising the Master Fund's investment program. In consideration for the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a management fee (the "Management Fee") equal to 1.00% on an annualized basis of the aggregate value of its partners' capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The Investment Manager, Morgan Creek Capital Management ("MCCM") and the Master Fund had entered into an investment sub-advisory agreement, whereby MCCM was compensated from the Investment Manager a portion of the management fee the Investment Manager received from the Master Fund and Performance Allocation, if any. At a meeting of the Board of Directors of the Master Fund held on February 27, 2017, the Board voted (i) to terminate the Sub-Advisory Agreement among MCCM, the Investment Manager, and the Master Fund and (ii) approve a new sub-advisory agreement among Portfolio Advisors, LLC ("Portfolio Advisors"), the Investment Manager, and the Master Fund. The termination of MCCM is subject to a 60-day notification period, and became effective April 28, 2017. The appointment of Portfolio Advisors is subject to shareholder approval. The Board has appointed, under Rule 15a-4 of the 1940 Act, Portfolio Advisors as sub-adviser on an interim basis, for a period up to 150 days following the effective date of the termination of the previous sub-advisory agreement with MCCM, or until approval of Portfolio Advisors by shareholders.

The Master Fund does not pay the sub-adviser directly, but rather the sub-adviser is entitled to a portion of the Management Fee received by the Investment Manager.

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of each Limited Partner interests of the Master Fund exceed the non-cumulative "hurdle amount," which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (the "Performance Allocation"). The Performance Allocation is made on a "peak to peak", or "high watermark" basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Pursuant to the Sub-Advisory Agreement, the sub-adviser is entitled to a percentage of the Performance Allocation the General Partner receives from the Master Fund. For the year ended March 31, 2017, no Performance Allocation was accrued or earned for the period from April 1, 2016 to March 31, 2017.

Each member of the Board who is not an "interested person" of the Master Fund ("Independent Director"), as defined by the 1940 Act, receives an annual retainer. The allocation of the retainer to the Master Fund is based on the assets under management of all of the affiliated funds and trusts that the Board oversees. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

6.  ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. ("UMBFS") an administration fee based on the month-end partners' capital of the Master Fund. UMBFS also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2017, the total accounting and administration fees were $518,059.

UMB Bank, N.A. ("UMB") serves as custodian of the Master Fund's assets and provides custodial services for the Master Fund, except for collateral held for the Master Fund's credit facility, as described below in Note 8.

7.  INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds and securities for the year ended March 31, 2017 amounted to $41,342,637. Total proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities for the year ended March 31, 2017 amounted to $160,951,410. The cost of investments in Adviser Funds for U.S. Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2017.

The Master Fund invests substantially all of its available capital in Advisor Funds, ETFs, Mutual Funds and Private Investments. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8.  CREDIT FACILITY

The Master Fund maintains a credit facility (the "Facility") which is secured by certain interests in Adviser Funds that expires on October 11, 2017. For the period from April 1, 2016 to March 31, 2017, the maximum borrowing amount was $80,000,000. Effective October 14, 2016, upon the annual renewal of the Facility, a fee of 60 basis points per annum is payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on the borrowings is the 3-month London Interbank Offer Rate plus a spread of 175 basis points. Prior to October 14, 2016 a fee of 75 basis points per annum was payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings was the 3-month London Interbank Offer Rate plus a spread of 190 basis points. Collateral for the Facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2017 are disclosed in the accompanying Statement of Operations. At March 31, 2017, the Master Fund had $21,333 payable on the unused portion of the Facility and there was no outstanding payables for interest on borrowings. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the year ended March 31, 2017 was 2.63%, $7,575,758, and $10,000,000, respectively. The date of maximum borrowing was February 13, 2017. During the year ended March 31, 2017 a total of $20,000,000 was borrowed from the Facility all of which was repaid prior to March 31, 2017. There was no outstanding borrowing at March 31, 2017.

9.  INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.  COMMITMENTS

As of March 31, 2017, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $57,052,535. Four Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, two Adviser Funds have commitments denominated in Pound Sterling, and one Adviser Fund has commitments denominated in Japanese Yen. At March 31, 2017, the unfunded commitments for these Adviser Funds totaled €2,235,386 EUR, £1,047,297 GBP and ¥186,765,277 JPY, respectively. At March 31, 2017, the exchange rate used for the conversion was 1.065 USD/EUR, 1.255 USD/GBP and 111.39 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund's total unfunded commitment amount.

11.  RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2017

11.  RISK FACTORS (CONCLUDED)

may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund's liquidity in the respective Adviser Fund.

Adviser Funds generally require the Master Fund to provide advanced notice of its intent to redeem the Master Fund's total or partial interest and may delay or deny a redemption request depending on the Adviser Funds' governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

The Master Fund's investments may be made in a number of different currencies. Any returns on, and the value of, such investments may therefore be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund's investments are denominated against the U.S. dollar may result in a decrease in value of the Master Fund's partners' capital.

12.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund's financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner's results may vary from those shown below due to the timing of capital transactions and Performance Allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners' capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Years Ended March 31,
	2017	2016	2015	2014	2013
Total return before Performance Allocation	6.03%	(5.62)%	7.43%	11.28%	5.05%
Total return after Performance Allocation	6.03%	(5.61)%	6.97%	10.77%	4.98%
Partners' capital, end of year (000's)	$579,200	$687,882	$904,464	$1,047,265	$1,180,551
Portfolio turnover	6.49%	8.20%	8.78%	19.03%	25.15%
Ratio of net investment income, excluding Performance Allocation	(0.36)%	3.33%	3.03%	2.19%	0.87%
Ratio of other operating expenses to average partners' capital	1.25%	1.23%	1.19%	1.23%	1.19%
Ratio of credit facility fees and interest expense to average partners' capital	0.09%	0.12%	0.10%	0.09%	0.08%
Operating expenses, excluding Performance Allocation	1.34%	1.35%	1.29%	1.32%	1.27%
Performance Allocation	0.00%	(0.01)%[1]	0.46%	0.51%	0.07%
Total operating expenses and Performance Allocation	1.34%	1.34%	1.75%	1.83%	1.34%

1  Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015.

13.  CHANGE IN THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

Deloitte & Touche LLP ("D&T") was replaced as the independent registered public accounting firm to the Master Fund, effective upon completion of the services related to the audit for the Master Fund's fiscal year ended March 31, 2016. The Master Fund's Audit Committee participated in, and approved, the decision to change auditors. D&T's reports on the Master Fund's financial statements for the fiscal years ended March 31, 2016 and March 31, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Master Fund's fiscal years ended March 31, 2016 and March 31, 2015 and through the replacement of D&T by Cohen & Company, Ltd. ("Cohen"), (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Master Fund's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Master Fund, by action of its Board of Directors upon the recommendation of the Master Fund's Audit Committee, engaged Cohen as the independent registered public accounting firm to audit the Master Fund's financial statements for the fiscal year ending March 31, 2017.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2017

13.  CHANGE IN THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONCLUDED)

During the Master Fund's fiscal years ended March 31, 2016 and March 31, 2015 and through the replacement of D&T by Cohen, neither the Master Fund, nor anyone on their behalf has consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Master Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

14.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following:

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 5.00% of the partners' capital of the Master Fund be made for the quarter ending June 30, 2017 to those Limited Partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and Limited Partners in the Master Fund were notified of the tender offer's expiration date on March 17, 2017, and submitted tender requests from April 1, 2017 through the date of expiration of the tender offer totaling approximately $30,648,512.

*************

HATTERAS MASTER FUND, L.P.

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Master Fund, L.P.:

We have audited the accompanying statements of assets, liabilities and partners' capital of Hatteras Master Fund, L.P. (the "Master Fund"), including the schedule of investments, as of March 31, 2017, and the related statements of operations, changes in partners' capital, and cash flows and the financial highlights (as presented in Note 12 of the financial statements) for the year then ended. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Master Fund's financial statements and financial highlights for the years ended March 31, 2016 and prior were audited by other auditors, whose report dated May 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2017, by correspondence with the custodian and underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2017, the results of its operations, the changes in its partners' capital, its cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2017

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2017, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LP (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	8
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	8
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	8
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the prior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present).	8
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	8

1  The "Fund Complex" consists of as of March 31, 2017, the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras VC Co-Investment Fund II, LLC, and Trust for Advisor Solutions (consisting of two funds).

2  Deemed to be an "interested" Director of the Master Fund because of his affiliations with Hatteras Funds.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2017, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September 7, 1975	Chief Compliance Officer and Secretary of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of, as of March 31, 2017, the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras VC Co-Investment Fund II, LLC, and Trust for Advisor Solutions (consisting of two funds).

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund's record of actual proxy votes cast during the period ended June 30, 2016 is available at http://www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUB-ADVISORY AGREEMENT

At a meeting of the Master Fund's Board held on February 27, 2017, by a unanimous vote, the Board, including a majority of the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, approved the Sub-Advisory Agreement and Interim Sub-Advisory Agreement (the "Agreements") for the Master Fund.

The Directors evaluated the Agreements in light of information they had requested and received from the Adviser and Portfolio Advisors prior to the Meeting. The Directors reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Directors. The Directors considered whether the Agreements would be in the best interests of the Funds and Shareholders and the overall fairness of the Agreements. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of services to be provided to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund's advisory and sub-advisory fee, overall Master Fund expenses, and Hatteras and Portfolio Advisors profitability; (4) the revisions to the manner in which the Master Fund is advised; (5) the proposed portfolio management team for the Master Fund; (6) the fee structure under the Sub-Advisory Agreement and Interim Sub-Advisory Agreement; (7) payments by the Feeder Funds to Hatteras pursuant to a servicing agreement and (8) other factors deemed relevant by the Board, including Hatteras' and Portfolio Advisors' investment process, and the particular services to be provided to the Master Fund by Hatteras and Portfolio Advisors.

The Independent Directors reviewed comparative performance, advisory fee and overall Fund expense information for the Master Fund versus other similar closed-end hedge fund of funds. The Independent Directors noted that management stated that there were few truly comparative funds and there followed a discussion with the Independent Directors about the construction of the comparative fund group. The Independent Directors also compared the Funds' advisory fee and overall Fund expenses versus a universe of comparable closed-end fund of hedge funds, as compiled by Hatteras.

The Directors also evaluated the Agreements in light of information they had requested and received from Hatteras and Portfolio Advisors prior to and at the Meeting. During the Meeting the Directors reviewed these materials with management of Hatteras and Portfolio Advisors, legal counsel to the Master Fund and Hatteras, and Independent Legal Counsel. The Independent Directors also discussed the Agreements in an executive session, at which no representatives of Hatteras or Portfolio Advisors were present. The Directors considered whether the Agreements would be in the best interests of the Master Fund and its partners and the overall fairness of the Agreements. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services to be provided by Hatteras and Portfolio Advisors; (2) the Master Fund's investment performance; (3) the cost of the services provided and the profits realized by Hatteras and its affiliates from its relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund's partners; and (5) ancillary benefits and other factors. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

In connection with its consideration of whether to approve the Agreements, the Master Fund Board reviewed the following factors:

Nature and Quality of Advisory Services. The Master Fund Board considered the nature and quality of services provided by Portfolio Advisors, including services provided specifically for the Funds such as research performed, portfolio management, trading, supervision of fund operations and compliance, recordkeeping, reporting to the Master Fund Board as requested and regulatory matters, and services performed.

The Master Fund Board reviewed overall investment performance information relating to the Funds and Portfolio Advisors. The Master Fund Board noted the underperformance of the Funds as compared to relevant indexes over the last several periods. Hatteras management ("Management") explained that this underperformance was one significant factor in recommending a change in sub-advisers. Portfolio Advisors presented performance information which showed significant success in managing comparable private equity portfolios. Management also noted Portfolio Advisors' outperformance with secondary transactions.

The Master Fund Board also considered Portfolio Advisors' business track record, investment decision process and the investment strategies it will employ for the Master Fund. After considering all of the information, the Master Fund Board concluded that the Master Fund and its shareholders were likely to benefit from Portfolio Advisors' management.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION (Continued)

(Unaudited)

Portfolio Advisors' Compensation and Profitability. The Master Fund Board considered the Funds' management fees and total expense ratios relative to industry averages for comparable funds. Although some of the Funds appear near the top of their peer group for fees, Management attributed the increasing expense ratios to the decreases in fund assets over the last couple of years. Management expects the overall expense ratio to decrease as fund assets increase along with improved performance. The Master Fund Board determined that the management fee and total expense ratio were within reasonable ranges given the Funds' recent performance and asset history. Additionally, Portfolio Advisors' fees were the result of arm's-length negotiations with Hatteras.

In response to series of questions from the Master Fund Board, Portfolio Advisors compared its presented fee schedule to the Funds' fee schedule. Portfolio Advisors represented that it was receiving a lower fee especially on assets up to $550 million. Portfolio Advisors noted that it was willing to take a lower fee in order to enter the registered fund market and because it expected significant growth as Portfolio Advisors helped improve performance. Moreover, Portfolio Advisors said it would earn modest profits even at the lower asset levels, although its profitability was less than on other products. The Master Fund Board was presented with financial statements to review Portfolio Advisors' profitability.

Economies of Scale. The Master Fund Board noted that some funds implement economies of scale, usually in the form of breakpoints with regard to management fees. After reviewing the Funds' fee structure, the Master Fund Board concluded that at this time, there were no effective economies of scale to be shared by Portfolio Advisors at current asset levels.

"Fall-Out" Benefits. The Master Fund Board considered the direct and indirect benefits that could be derived by Portfolio Advisors from its association with the Funds. The Master Fund Board concluded that the benefits Portfolio Advisors may receive, such as access to investors in the registered fund market, appear to be reasonable, and may benefit the Funds.

The Master Fund Board also considered increased fees accruing to Hatteras as a result of the changed structure. Management represented that the increased revenue would not have a material impact on Hatteras' profitability. It was noted that Hatteras was retaining research services from Albourne at a cost of $240,000 annually, and that, pursuant to the terms of the Master Fund's limited partnership agreement and the Fund's prospectus, intended to charge those costs to the Master Fund.

The Master Fund Board considered all these factors. In considering the Agreements, the Master Fund Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances. Based on this review, it was the judgment of the Master Fund Board and its Independent Directors that shareholders paid competitive fees and, therefore, approval of the Agreements was in the best interests of the Funds.

HATTERAS CORE ALTERNATIVES FUNDS

6601 Six Forks Road, Suite 340
Raleigh, NC 27615

INVESTMENT MANAGER AND FUND SERVICING AGENT

Hatteras Funds, LP
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

SUB-ADVISER

Portfolio Advisors, LLC
9 Old Kings Highway South
Darien, CT 06820

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

FUND COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
223 Wilmington West Chester Pike, Suite 303
Chadds Ford, PA 19317

CUSTODIANS

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

ITEM 2. CODE OF ETHICS.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers, and Thomas Mann are each qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $10,815 for 2016 and $7,500 for 2017.

Audit-Related Fees

(b)  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2016 and $0 for 2017.

All Other Fees

(d)  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h)  The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

HATTERAS FUNDS, LP

(the “Adviser”)

PORTFOLIO ADVISORS, LLC

(“Portfolio Advisors”, together with the Adviser, the “Investment Managers”)

HATTERAS MASTER FUND, L.P.

(the “Master Fund”)

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

(collectively, the “Feeder Funds”, together with the Master Fund, the “Funds”)

PROXY VOTING POLICY

This statement sets forth the policy of the Investment Managers with respect to the exercise of corporate actions and proxy voting authority.

The Hatteras Core Alternatives TEI Institutional Fund, L.P. invests substantially all of its investable assets in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), and the Offshore Fund in turn invests in the Master Fund.  The Master Fund invests substantially all of its assets in adviser accounts and securities of private investment funds (“Adviser Funds”), which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by advisers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Adviser Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Managers and/or the Master Fund may receive notices from such Adviser Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Adviser Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors.  To the extent that the Master Fund receives notices or proxies from Adviser Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Managers, subject to the board of directors’ general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. In general, the Investment Managers believe that voting proxies in accordance with the policies described below will be in the best interests of the Funds. If an analyst, trader or partner of the Investment Managers believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Funds, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

The Investment Managers will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Managers will generally vote in favor of management or shareholder proposals that the Investment Managers believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Managers will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Managers’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Managers and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Managers (or an affiliate of the Investment Managers), any issuer of a security for which the Investment Managers (or an affiliate of the Investment Managers) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Managers (or an affiliate of the Investment Managers) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Managers and such other persons having an interest in the matter being called “Interested Persons”), the Investment Managers will make written disclosure of the conflict to the independent directors of the Master Fund indicating how the Investment Managers propose to vote on the matter and the reasons for doing so. If the Investment Managers do not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Directors, the Investment Managers may take any of the following actions which they deem to be in the best interests of the Feeder Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Master Fund will be substantially similar to those of the limited partners (the “Partners”) of the Feeder Funds. Whenever a Feeder Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will seek voting instructions from its Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Partners. In the event that a Feeder Fund does not receive voting instructions from its Partners, the portion of that Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Each of the Funds’ Form N-PX filings are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the investment committee of the Adviser and Portfolio Advisors (the “Investment Committee”), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of June 9, 2017:

Name of Investment Committee Member	Title	Length of Time of Service to the Funds	Business Experience During the Past 5 Years	Role of Investment Committee Member

David B. Perkins	Chief Executive Officer of the Investment	Since inception	Mr. Perkins has been the Chief Executive Officer of Hatteras Funds, LP from 2014 to present and founded Hatteras Funds and its affiliated entities in September 2003 Prior to that, he was co-	Strategic recommendations and portfolio oversight.

	Manager and President of the Funds		founder and Managing Partner of CapFinancial Partners, LLC

Michael P. Hennen	Head of Investment Management	Since January 28, 2016

Mr. Hennen oversees and provides strategic direction for Hatteras’ investment team and his responsibilities include asset allocation, portfolio construction, and risk management. Prior to joining our team, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group — an alternative investments advisory group within Morgan Stanley— where he led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies. Before joining Morgan Stanley, Mr. Hennen was an analyst at Morningstar in Chicago. He received his Bachelor of Business Administration degree in Finance from Western Michigan University and has also earned his designation as a Chartered Financial Analyst (CFA).

Strategic recommendations and portfolio oversight.

Brian P. Murphy	Managing Director of Portfolio Advisors	Since April 28, 2017

Mr. Murphy is the managing member and a Managing Director of Portfolio Advisors, a member of the firm’s Management Committee, and serves as a voting member of most of the firm’s Investment Committees. Mr. Murphy has been with Portfolio Advisors since 1996. Previously, he was a Senior Vice President of Morris Anderson Investment Advisors, where he co-managed a $385 million portfolio of direct and partnership investments. He started his private equity advisory career while at Chemical Bank Corporation. Mr. Murphy has served as a director of nine client portfolio companies and has served or is serving as an Advisory Board member of twenty-four private equity partnerships and has received his BA from Brigham Young University and his MBA from Columbia University.

Strategic recommendations and portfolio oversight.

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund and the Feeder Funds, for which the members of the Investment Committee are primarily responsible for the day-to-day portfolio management as of March 31, 2017:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance

David B. Perkins	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles *	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Michael P. Hennen	Registered Investment Companies	2	$98,349,334	0	$0
	Other Pooled Investment Vehicles *	4	$35,568,854	3	$26,549,235
	Other Accounts	0	$0	0	$0

Brian P. Murphy	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles *	23	$12,388,713,301	22	$12,316,018,408
	Other Accounts	0	$0	0	$0

*                 The assets in the “Other Pooled Investment Vehicles” section for the designated investment committee member(s) includes committed capital amounts for certain assets.

Potential Conflicts of Interests

Messrs. Perkins, Hennen and Murphy are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Managers has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Managers has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the Investment Committee may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the Management Fee paid by the Master Fund to the Adviser; and (iii) a variable portion of any Performance Allocation allocated to the General Partner of the Master Fund. The Performance Allocation is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year.

(a)(4)    Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of March 31, 2017:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned

David B. Perkins	$10,001 to $50,000
Michael P. Hennen	None
Brian P. Murphy	None

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hatteras Core Alternatives TEI Institutional Fund, L.P.

By (Signature and Title)*

/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 9, 2017

By (Signature and Title)*

/s/ R. Lance Baker
R. Lance Baker, Treasurer
(principal financial officer)

Date	June 9, 2017

* Print the name and title of each signing officer under his or her signature.